UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765-5384

Date of fiscal year end: February 29, 2008

Date of reporting period: February 29, 2008

Item 1.	Report to Stockholders.

Annual Report

February 29, 2008

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

To our shareholders,

February 2008 marks the close of the Snow Capital Opportunity Fund’s (“SCOF” or “the Fund”) second fiscal year since inception, capping off a period of extreme volatility in both market performance and investor sentiment. At the time of our last communication in September 2007, the markets were coming off of historic highs and only beginning to feel the effects of a tightening credit market, the implosion of subprime-related securities on corporate balance sheets, rising commodity prices, and the whispers of a recession. At that time, investors began to sell out of value stocks in favor of growth names for the first time in several years. As investors became increasingly concerned about the financial health of the markets through the end of 2007, the reversal in market sentiment and momentum was sharp and swift, and the Fund’s performance suffered commensurately. For the full fiscal year, the Snow Capital Opportunity Fund I-shares declined 8.04% while over the same period, the Russell 1000 Value Index was down 7.91% and the S&P 500 Index fell 3.60%.

The results by half-year demonstrate the drastic change in the financial markets. After a modest gain of 2.62% for the Fund’s I-shares in the first half of the fiscal year, the I-share performance trend reversed, and reported a loss of 10.38% for the second half of the year, versus a gain in the S&P 500 of 5.70% and a loss of 8.79%, respectively. Our results compare more favorably with the Russell 1000 Value Index, which returned 2.76% between February and August 2007, and lost 10.38% from August through February 2008.

Despite our disappointing performance for the full year, we remain encouraged by the results of our investment strategy. During fiscal 2007, the Fund remained between 70-80% net long. We utilized covered calls, purchased index options, and more recently short index exchange-traded funds (ETFs) to hedge our equity market exposure. We remind investors that this hedging strategy will not overcome dramatic moves in certain stocks and sectors, thus explaining the results in the second half of fiscal 2007. Nevertheless, we were encouraged that performance trends generally reflected our expected outcome throughout the year, with outperformance during the most volatile months, and less robust performance during the heated market in early 2007. We continue to maintain an equity market exposure of 70-80% on average.

The recent market volatility has enabled us to be more active in the options market and has provided more opportunities for investment. Despite the overall negative market sentiment, we see ample opportunities at compelling valuations, and we seek to upgrade the portfolio’s quality and potential return as opportunities arise.

Positive Stock Selection is Our Primary Focus

As measured by their contribution to performance, the top two equity investments for the 12-month period were Alpha Natural Resources (ANR) and Alcan Inc (AL).

Alpha Natural Resources is an Appalachian coal producer that mines, processes and sells steam and metallurgical coal. The company was the top contributor to the SCOF portfolio as the stock rose 181% between February 2007 and 2008, ANR has recently benefitted from rising coal prices, mostly due to increased international demand for all fossil fuels. Specifically, China’s voracious appetite for energy has led it to become a net importer of coal, pushing coal to a new historical high.

Alcan Inc. (AL) is a large multi-national aluminum company focused on the smelting, extrusion, casting and recycling of raw aluminum along with production of aluminum products such as can sheet, light gauges and other rolled aluminum products. Alcan was the target of a hostile take over proposal by Alcoa Inc. (AA), another large aluminum company, and its stock subsequently rose on this news. Rio Tinto, a larger multi-national mining company, made its own friendly buyout offer at a substantial premium to the existing proposal of Alcoa and its offer was accepted by Alcan. For the 12-month period, Alcan shares gained 95% as the stock rose significantly due to the two buyout offers.

We Continue To See Opportunity In The Financial Sector. However, Our Timing Was Early.

In the past, we have uncovered excellent opportunities by our willingness to become involved in the most controversial of stocks when our process determines that asymmetrical returns are likely. While we may sometimes be early to invest, we believe our patience can potentially be rewarded in subsequent quarters and years. In the fall of 2007, we became involved in the financial sector as it seemed investor sentiment was overly concerned about the health of balance sheets and contracting credit markets. We believed the risk-reward balance for the stocks was in our favor; however, we were somewhat early in entering the positions. Consequently, our two largest detractors for the year were from the financial sector—Countrywide Financial (CFC) and First Marblehead (FMD).

The Countrywide story was one of the most controversial and heavily publicized stories of the second half of 2007, as investors and consumers alike could relate to the mortgage fervor which sustained the US economy for several years. We became involved with the stock during the fourth quarter of 2007 as the market’s fears of a liquidity crunch, a deteriorating housing market, and consumer default rates were already priced into the shares, in our opinion. However, we underestimated the downside in this stock as the market value greatly deviated from our estimate of its fundamental value. CFC shares continued to decline precipitously as the financial media and Wall Street used CFC as the poster child for the mortgage crisis. In January, Bank of America (BAC) agreed to purchase the shares for $7.16 per share, at only 0.3 times its book value. We continue to believe this deal undervalues CFC shares.

First Marblehead, a student loan securitization company, was another victim of the credit market freeze. We initially became interested in this stock when Sallie Mae (SLM) agreed to be purchased by a consortium of private equity firms and banks. The news sent FMD down over 20% as investors feared First Marblehead would no longer be able to securitize private student loans from its two biggest clients, JP Morgan (JPM) and Bank of America. Toward the end of 2007, frozen credit markets and the fears of rising consumer defaults caused investors to lose patience with the stock yet again as FMD had difficulty securitizing student loans at a favorable rate. The private student loan market remains one of the fastest growing loan markets in the U.S., with credit enhancements on most loans generally provided by parental co-signers. In addition, FMD is the largest participant in this market. We continue to believe this stock provides a call option on the recovery of the credit markets.

Market Environment

While the past eight months have not proven to be favorable to our investing methodology, we are now seeing more attractive valuations than we have seen in some time. Stocks of fundamentally strong companies across many sectors and industries are trading well below their historical P/E multiples. As one might expect, given our practice of determining value as a function of normalized P/E multiplied by our normalized earnings estimates, the potential upside of the portfolio has only improved with these volatile markets. Many of our investments trade at severe discounts to our estimates of value, adding to our optimism for the long-term. In the near-term, we expect markets to be volatile as investors digest concerns related to the debt markets, the banking sector, the economy and U.S. housing market. We welcome the increased volatility as we believe it can create lucrative buying opportunities while driving our options trading activity.

Portfolio Positioning

The overall portfolio was approximately 73% net long at the end of February. We had covered calls written against approximately 22% of our risk-adjusted long equity portfolio. The portfolio also held put options on the S&P 500 Index serving as an additional hedge to the portfolio, amounting to approximately 7% of our risk-adjusted long equity portfolio.

After a challenging end to 2007, we would like to emphasize our dedication to our goal of delivering above average risk-adjusted returns over time. We believe one of our strengths at Snow Capital is the ability to look ahead, across a valley filled with earnings misses and panicked analyst research, to a period of stabilized earnings. Our work is grounded in an objective analysis of a company’s financial strength and operations, and is balanced by a solid appreciation for the elements of change. Our intense focus on stock price valuation is an essential part of this process. We spend quarters and sometimes years observing and analyzing a company before purchasing its equity for our clients and our work remains as intense and as objective after we have become shareholders. We remain committed to our goal of preserving and carefully growing the capital entrusted to us through selective stock picking and our portfolio hedging strategies.

In closing, we would like to again thank our shareholders for their continued faith in our process. We look forward to communicating with you in the periods ahead and hope to have better investment returns to report. As always, we will continue to strive to protect and grow your capital as if it were our own. We deeply appreciate your trust and confidence and we hope to continue to earn your loyalty.

Sincerely,

Richard A. Snow

Chief Investment Officer

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representation as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy certain securities.

Past performance is no guarantee of future results.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund may use options and futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. This investment may not be suitable for all investors.

Please refer to the Schedule of Investments and the Schedule of Options Written on pages 13-22 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

The Snow Capital Opportunity Fund is distributed by Quasar Distributors, LLC. (4/08)

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/07 - 2/29/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 9/1/2007	Ending Account Value 2/29/2008	Expenses Paid During Period 9/1/2007 - 2/29/2008*
Actual**	$1,000.00	$895.00	$7.44
Hypothetical (5% return before expenses)***	$1,000.00	$1,017.01	$7.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $59.55.
***	Including loads, your hypothetical cost of investment in the Fund would be $60.01.

	Class C
	Beginning Account Value 9/1/2007	Ending Account Value 2/29/2008	Expenses Paid During Period 9/1/2007 - 2/29/2008*
Actual**	$1,000.00	$892.50	$10.96
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.28	$11.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $15.59.
***	Including loads, your hypothetical cost of investment in the Fund would be $16.71.

	Institutional Class
	Beginning Account Value 9/1/2007	Ending Account Value 2/29/2008	Expenses Paid During Period 9/1/2007 - 2/29/2008*
Actual	$1,000.00	$896.20	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown as of February 29, 2008 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of February 29, 2008

	No Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(10.50)%	(8.24)%	(0.12)%
Class C	(10.75)%	(8.85)%	(0.80)%
Institutional Class	(10.38)%	(8.04)%	0.10%
S&P 500 Index	(8.79)%	(3.60)%	2.79%

	Front-End Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	(15.22)%	(13.04)%	(3.01)%

	Level Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class C	(11.62)%	(9.73)%	(0.80)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 11 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

Snow Capital Opportunity Fund

Schedule of Investments

February 29, 2008

	Shares	Value
COMMON STOCKS - 92.07%
Biotechnology - 1.07%
Amgen, Inc.(a)	59,000	$2,685,680

Capital Markets - 1.98%
Merrill Lynch & Co, Inc.	100,000	4,956,000

Chemicals - 2.08%
E.I. Du Pont de Nemours & Co.	112,190	5,207,860

Commercial Banks - 3.70%
Bank of America Corp.	136,620	5,429,279
Regions Financial Corp.	180,000	3,816,000

		9,245,279

Commercial Services & Supplies - 1.90%
Asset Acceptance Capital Corp.	487,200	4,750,200

Communications Equipment - 0.61%
Echelon Corp.(a)	135,400	1,520,542

Consumer Finance - 1.73%
The First Marblehead Corp.	360,000	4,330,800

Diversified Financial Services - 4.02%
Citigroup, Inc.	175,000	4,149,250
JP Morgan Chase & Co.	145,490	5,914,168

		10,063,418

Electronic Equipment & Instruments - 1.31%
Agilent Technologies, Inc.(a)	107,000	3,275,270

Energy Equipment & Services - 2.47%
BJ Services Co.	117,580	3,050,025
Patterson-UTI Energy, Inc.	131,660	3,124,292

		6,174,317

Food & Staples Retailing - 2.18%
Wal-Mart Stores, Inc.	109,800	5,444,982

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2008

	Shares	Value
Health Care Equipment & Supplies - 1.58%
St. Jude Medical, Inc.(a)	92,050	$3,956,309

Health Care Providers & Services - 8.21%
Community Health Systems, Inc.(a)	195,000	6,058,650
Coventry Health Care, Inc.(a)	96,250	4,992,487
Health Management Associates, Inc. - Class A	1,000,020	5,350,107
Health Net Inc.(a)	93,840	4,123,330

		20,524,574

Industrial Conglomerates - 5.48%
General Electric Co.	413,280	13,696,099

Insurance - 15.53%
American International Group, Inc.	175,010	8,200,968
Aspen Insurance Holdings Ltd.(b)	155,200	4,491,488
Axis Capital Holdings Ltd.(b)	101,810	3,753,735
Endurance Specialty Holdings Ltd.(b)	143,000	5,619,900
IPC Holdings, Ltd.(b)	17,500	474,600
The Travelers Companies, Inc.	89,830	4,169,010
Unum Group	298,660	6,842,301
XL Capital Ltd. - Class A(b)	146,800	5,293,608

		38,845,610

Leisure Equipment & Products - 0.62%
Brunswick Corp.	94,510	1,539,568

Machinery - 1.43%
Ingersoll-Rand Company Ltd. - Class A(b)	85,700	3,587,402

Media - 1.86%
Viacom Inc. - Class B(a)	117,070	4,653,533

Metals & Mining - 5.07%
Alcoa Inc.	175,960	6,535,154
Worthington Industries, Inc.	348,910	6,137,327

		12,672,481

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2008

	Shares	Value
Multiline Retail - 4.18%
Kohl’s Corp.(a)	85,000	$3,777,400
Macy’s, Inc.	270,000	6,663,600

		10,441,000

Oil, Gas & Consumable Fuels - 6.99%
Alpha Natural Resources, Inc.(a)	121,230	4,914,664
Chesapeake Energy Corp.	66,110	2,989,494
ConocoPhillips	50,080	4,142,117
Marathon Oil Corp.	102,000	5,422,320

		17,468,595

Pharmaceuticals - 4.69%
Abbott Laboratories	49,580	2,655,009
GlaxoSmithKline PLC - ADR(b)	104,500	4,588,595
Pfizer Inc.	201,510	4,489,643

		11,733,247

Specialty Retail - 11.54%
Christopher & Banks Corp.	680,135	7,345,458
The Gap, Inc.	351,290	7,085,519
New York & Company, Inc.(a)	754,200	4,374,360
Office Depot, Inc.(a)	315,000	3,581,550
Pacific Sunwear Of California, Inc.(a)	581,000	6,483,960

		28,870,847

Thrifts & Mortgage Finance - 1.84%
Countrywide Financial Corp.	495,000	3,123,450
MGIC Investment Corp.	100,000	1,481,000

		4,604,450

TOTAL COMMON STOCKS (Cost $261,684,520)		230,248,063

EXCHANGE-TRADED FUNDS - 1.68%
UltraShort Russell2000 ProShares	50,000	4,214,000

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,864,787)		4,214,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2008

	Principal Amount	Value
SHORT TERM INVESTMENTS - 8.48%
Investment Companies - 7.68%
The AIM STIT-Treasury Portfolio - Institutional Class	$9,601,020	$9,601,020
Fidelity Institutional Government Portfolio - Class I	9,601,020	9,601,020

		19,202,040

U.S. Treasury Bills - 0.80%
United States Treasury Bills 0.000% 03/20/2008	2,000,000	1,996,200

TOTAL SHORT TERM INVESTMENTS (Cost $21,198,240)		21,198,240

Total Investments (Cost $286,747,547) - 102.23%		255,660,303
Liabilities in Excess of Other Assets - (2.23)%		(5,582,089)

TOTAL NET ASSETS - 100.00%		$250,078,214

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 29, 2008

	Contracts	Value
CALL OPTIONS
Abbott Laboratories
Expiration: May 2008, Exercise Price: $62.50	250	$5,000
Agilent Technologies, Inc.
Expiration: May 2008, Exercise Price: $37.50	200	3,700
Expiration: May 2008, Exercise Price: $40.00	300	1,800
Expiration: January 2009, Exercise Price: $42.50	90	6,300
Alcoa Inc.
Expiration: April 2008, Exercise Price: $45.00	300	9,900
Expiration: July 2008, Exercise Price: $37.50	700	252,000
Expiration: July 2008, Exercise Price: $40.00	200	54,000
Expiration: July 2008, Exercise Price: $42.50	250	48,750
Expiration: July 2008, Exercise Price: $45.00	150	17,700
Alpha Natural Resources, Inc.
Expiration: March 2008, Exercise Price: $30.00	200	232,400
Expiration: June 2008, Exercise Price: $30.00	713	855,600
Expiration: June 2008, Exercise Price: $35.00	40	35,600
Expiration: June 2008, Exercise Price: $40.00	150	90,000
Expiration: June 2008, Exercise Price: $45.00	100	35,000
American International Group, Inc.
Expiration: May 2008, Exercise Price: $60.00	200	5,000
Expiration: May 2008, Exercise Price: $65.00	420	2,940
Amgen, Inc.
Expiration: July 2008, Exercise Price: $50.00	25	4,575
Asset Acceptance Capital Corp.
Expiration: May 2008, Exercise Price: $12.50	1,016	12,700
Bank of America Corp.
Expiration: May 2008, Exercise Price: $42.50	250	43,750
Expiration: May 2008, Exercise Price: $50.00	200	5,000
Expiration: August 2008, Exercise Price: $47.50	300	34,500
Expiration: August 2008, Exercise Price: $50.00	400	24,000
BJ Services Co.
Expiration: April 2008, Exercise Price: $27.50	400	34,000
Expiration: April 2008, Exercise Price: $30.00	300	8,250
Expiration: July 2008, Exercise Price: $25.00	200	59,000
Expiration: July 2008, Exercise Price: $27.50	200	35,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2008

	Contracts	Value
Brunswick Corp.
Expiration: June 2008, Exercise Price: $22.50	100	$1,000
Expiration: September 2008, Exercise Price: $20.00	200	15,500
Chesapeake Energy Corp.
Expiration: April 2008, Exercise Price: $42.50	250	90,000
Expiration: July 2008, Exercise Price: $42.50	50	27,000
Christopher & Banks Corp.
Expiration: March 2008, Exercise Price: $10.00	450	49,500
Expiration: March 2008, Exercise Price: $17.50	400	2,000
Expiration: June 2008, Exercise Price: $17.50	300	2,250
Expiration: June 2008, Exercise Price: $20.00	500	2,500
Citigroup, Inc.
Expiration: March 2008, Exercise Price: $50.00	250	250
Expiration: March 2008, Exercise Price: $52.50	550	550
Expiration: June 2008, Exercise Price: $35.00	100	1,900
Expiration: January 2009, Exercise Price: $45.00	150	3,750
Community Health Systems, Inc.
Expiration: March 2008, Exercise Price: $35.00	550	6,875
Expiration: March 2008, Exercise Price: $40.00	300	2,250
ConocoPhillips
Expiration: May 2008, Exercise Price: $90.00	100	19,700
Countrywide Financial Corp.
Expiration: April 2008, Exercise Price: $17.50	850	2,125
Expiration: April 2008, Exercise Price: $20.00	500	1,250
Expiration: April 2008, Exercise Price: $27.50	1,400	3,500
Expiration: April 2008, Exercise Price: $30.00	500	1,250
Expiration: July 2008, Exercise Price: $12.50	500	2,500
Expiration: January 2009, Exercise Price: $15.00	200	4,000
Expiration: January 2009, Exercise Price: $22.50	300	1,500
Coventry Health Care, Inc.
Expiration: April 2008, Exercise Price: $60.00	200	9,000
Expiration: April 2008, Exercise Price: $65.00	300	3,000
Expiration: July 2008, Exercise Price: $60.00	200	29,500

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2008

	Contracts	Value
E.I. Du Pont de Nemours & Co.
Expiration: April 2008, Exercise Price: $50.00	450	$28,125
Expiration: April 2008, Exercise Price: $52.50	300	6,000
Expiration: July 2008, Exercise Price: $50.00	350	61,250
Echelon Corp.
Expiration: May 2008, Exercise Price: $15.00	250	12,500
Endurance Specialty Holdings Ltd.
Expiration: April 2008, Exercise Price: $45.00	600	12,000
Expiration: July 2008, Exercise Price: $45.00	400	30,000
The First Marblehead Corp.
Expiration: March 2008, Exercise Price: $17.50	300	2,250
Expiration: March 2008, Exercise Price: $20.00	300	1,500
Expiration: March 2008, Exercise Price: $30.00	200	1,500
Expiration: March 2008, Exercise Price: $40.00	200	1,000
Expiration: June 2008, Exercise Price: $15.00	400	48,000
Expiration: June 2008, Exercise Price: $20.00	600	21,000
Expiration: June 2008, Exercise Price: $25.00	100	1,500
The Gap, Inc.
Expiration: March 2008, Exercise Price: $20.00	1,200	120,000
Expiration: March 2008, Exercise Price: $22.50	100	1,500
Expiration: June 2008, Exercise Price: $22.50	1,400	140,000
Expiration: September 2008, Exercise Price: $22.50	250	37,500
General Electric Co.
Expiration: March 2008, Exercise Price: $40.00	600	600
Expiration: March 2008, Exercise Price: $42.50	450	450
Expiration: March 2008, Exercise Price: $45.00	800	800
Expiration: June 2008, Exercise Price: $40.00	500	9,000
Expiration: September 2008, Exercise Price: $37.50	400	37,600
GlaxoSmithKline PLC - ADR
Expiration: May 2008, Exercise Price: $55.00	100	1,000
Expiration: May 2008, Exercise Price: $57.50	800	4,000
Health Net Inc.
Expiration: April 2008, Exercise Price: $52.50	400	4,000
Expiration: April 2008, Exercise Price: $57.50	200	1,000
Expiration: July 2008, Exercise Price: $50.00	200	22,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2008

	Contracts	Value
Ingersoll-Rand Company Ltd. - Class A
Expiration: March 2008, Exercise Price: $55.00	300	$750
Expiration: June 2008, Exercise Price: $45.00	550	114,125
IPC Holdings, Ltd.
Expiration: March 2008, Exercise Price: $30.00	175	1,750
JP Morgan Chase & Co.
Expiration: March 2008, Exercise Price: $47.50	200	3,000
Expiration: March 2008, Exercise Price: $50.00	200	1,000
Expiration: June 2008, Exercise Price: $50.00	756	68,040
Kohl’s Corp.
Expiration: July 2008, Exercise Price: $50.00	600	168,000
Expiration: July 2008, Exercise Price: $55.00	200	36,000
Macy’s, Inc.
Expiration: May 2008, Exercise Price: $25.00	300	73,500
Expiration: May 2008, Exercise Price: $40.00	150	750
Expiration: August 2008, Exercise Price: $30.00	400	58,000
Expiration: August 2008, Exercise Price: $35.00	200	11,500
Marathon Oil Corp.
Expiration: April 2008, Exercise Price: $65.00	220	5,500
Expiration: April 2008, Exercise Price: $70.00	250	1,250
Expiration: July 2008, Exercise Price: $60.00	400	104,000
Merrill Lynch & Co, Inc.
Expiration: April 2008, Exercise Price: $62.50	400	20,000
Expiration: April 2008, Exercise Price: $67.50	200	4,000
Expiration: April 2008, Exercise Price: $70.00	100	500
Expiration: July 2008, Exercise Price: $55.00	200	78,000
MGIC Investment Corp.
Expiration: January 2009, Exercise Price: $15.00	1,000	489,000
New York & Company, Inc.
Expiration: April 2008, Exercise Price: $7.50	500	7,500
Office Depot, Inc.
Expiration: July 2008, Exercise Price: $17.50	196	3,920

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2008

	Contracts	Value
Pacific Sunwear Of California, Inc.
Expiration: March 2008, Exercise Price: $17.50	400	$1,000
Expiration: June 2008, Exercise Price: $12.50	300	36,000
Expiration: June 2008, Exercise Price: $17.50	1,016	15,240
Expiration: June 2008, Exercise Price: $20.00	450	2,250
Expiration: September 2008, Exercise Price: $15.00	250	20,000
Patterson-UTI Energy, Inc.
Expiration: May 2008, Exercise Price: $25.00	300	40,500
Expiration: January 2009, Exercise Price: $25.00	200	58,500
Pfizer Inc.
Expiration: March 2008, Exercise Price: $27.50	200	1,000
Regions Financial Corp.
Expiration: May 2008, Exercise Price: $22.50	500	70,000
Expiration: May 2008, Exercise Price: $30.00	700	7,000
Expiration: August 2008, Exercise Price: $25.00	200	22,500
St. Jude Medical, Inc.
Expiration: April 2008, Exercise Price: $45.00	300	39,000
Expiration: April 2008, Exercise Price: $50.00	200	5,000
The Travelers Companies, Inc.
Expiration: March 2008, Exercise Price: $50.00	140	4,900
Expiration: April 2008, Exercise Price: $55.00	400	6,000
Expiration: April 2008, Exercise Price: $60.00	350	1,750
Unum Group
Expiration: March 2008, Exercise Price: $25.00	996	14,940
Expiration: June 2008, Exercise Price: $22.50	200	45,500
Expiration: June 2008, Exercise Price: $25.00	1,050	118,125
Expiration: June 2008, Exercise Price: $30.00	200	3,000
Expiration: September 2008, Exercise Price: $25.00	537	92,633
Viacom Inc. - Class B
Expiration: March 2008, Exercise Price: $45.00	700	5,250
Wal-Mart Stores, Inc.
Expiration: March 2008, Exercise Price: $47.50	498	129,480
Expiration: March 2008, Exercise Price: $52.50	400	12,000
Expiration: June 2008, Exercise Price: $55.00	200	14,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2008

	Contracts	Value
Worthington Industries, Inc.
Expiration: March 2008, Exercise Price: $22.50	600	$3,000
Expiration: March 2008, Exercise Price: $25.00	900	4,500
Expiration: June 2008, Exercise Price: $17.50	200	32,500
Expiration: June 2008, Exercise Price: $20.00	430	30,100
Expiration: June 2008, Exercise Price: $25.00	750	7,500
Expiration: September 2008, Exercise Price: $22.50	350	19,250
XL Capital Ltd. - Class A
Expiration: April 2008, Exercise Price: $55.00	200	2,000
Expiration: April 2008, Exercise Price: $60.00	100	750
Expiration: April 2008, Exercise Price: $65.00	200	1,500
Expiration: April 2008, Exercise Price: $70.00	150	1,125

		4,923,068

Total Options Written (Premiums received $8,104,471)		$4,923,068

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

February 29, 2008

ASSETS
Investments, at value (cost $286,747,547)	$255,660,303
Cash	23,280
Dividends and interest receivable	464,809
Receivable for investments sold	2,758,788
Receivable for Fund shares sold	2,232,695
Other assets	16,185

TOTAL ASSETS	261,156,060

LIABILITIES
Written options, at value (premium received $8,104,471)	4,923,068
Payable for investments purchased	5,326,712
Payable for Fund shares redeemed	419,875
Payable to affiliates	86,490
Payable to Advisor	199,448
Payable for distribution fees	26,735
Payable for shareholder servicing fees	49,139
Accrued expenses and other liabilities	46,379

TOTAL LIABILITIES	11,077,846

NET ASSETS	$250,078,214

Net assets consist of:
Paid in capital	$274,013,027
Undistributed net investment income	126,516
Undistributed net realized gain	3,844,510
Net unrealized appreciation (depreciation) on:
Investments	(31,087,244)
Written options	3,181,405

NET ASSETS	$250,078,214

CLASS A SHARES
Net assets	$70,834,781
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,666,195
Net asset value and redemption price per share(1)	$19.32
Maximum offering price per share ($19.32/0.9475)	$20.39

CLASS C SHARES
Net assets	$74,767,436
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,895,019
Net asset value and redemption price per share(1)	$19.20

CLASS I SHARES
Net assets	$104,475,997
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,403,280
Net asset value and redemption price per share(1)	$19.34

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Year Ended February 29, 2008

INVESTMENT INCOME
Dividend income(1)	$6,580,421
Interest income	785,170

TOTAL INVESTMENT INCOME	7,365,591

EXPENSES
Investment advisory fees	2,110,967
Distribution fees - Class C	544,464
Administration fees	208,812
Shareholder servicing fees - Class C	181,488
Distribution fees - Class A	180,615
Transfer agent fees and expenses	149,767
Fund accounting fees	87,840
Custody fees	78,697
Federal and state registration fees	74,202
Reports to shareholders	37,358
Audit and tax fees	26,499
Legal fees	15,631
Trustees’ fees and related expenses	2,559
Other expenses	16,198

TOTAL EXPENSES	3,715,097
Expense recovery by Adviser (Note 5)	22,132

NET EXPENSES	3,737,229

NET INVESTMENT INCOME	3,628,362

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	5,010,727
Options	2,756,511
Net change in unrealized appreciation (depreciation) on:
Investments	(40,905,517)
Written options	3,275,651

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(29,862,628)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,234,266)

(1)	Net of $10,162 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

FROM OPERATIONS
Net investment income	$3,628,362	$91,464
Net realized gain on:
Investments	5,010,727	164,624
Options	2,756,511	116,821
Net change in unrealized appreciation/depreciation on:
Investments	(40,905,517)	9,818,273
Written options	3,275,651	(94,246)

Net increase (decrease) in net assets from operations	(26,234,266)	10,096,936

FROM DISTRIBUTIONS
Net investment income - Class A	(1,182,564)	(12,289)
Net investment income - Class C	(723,865)	—
Net investment income - Class I	(1,644,562)	(30,030)
Net realized gain on investments - Class A	(1,295,668)	—
Net realized gain on investments - Class C	(1,329,407)	—
Net realized gain on investments - Class I	(1,579,098)	—

Net decrease in net assets resulting from distributions paid	(7,755,164)	(42,319)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold—Class A	46,080,544	49,787,264
Proceeds from shares sold—Class C	44,547,359	45,909,129
Proceeds from shares sold—Class I	92,845,232	40,920,006
Net asset value of shares issued to shareholders in payment of distributions declared—Class A	2,294,953	12,092
Net asset value of shares issued to shareholders in payment of distributions declared—Class C	1,964,723	—
Net asset value of shares issued to shareholders in payment of distributions declared—Class I	2,941,034	28,121
Payments for shares redeemed—Class A(2)	(17,881,473)	(3,126,920)
Payments for shares redeemed—Class C(3)	(9,536,135)	(826,281)
Payments for shares redeemed—Class I(4)	(17,662,767)	(4,283,854)

Net increase in net assets from capital share transactions	145,593,470	128,419,557

TOTAL INCREASE IN NET ASSETS	111,604,040	138,474,174
NET ASSETS:
Beginning of Period	138,474,174	—

End of Period	$250,078,214	$138,474,174

UNDISTRIBUTED NET INVESTMENT INCOME	$126,516	$49,145

(1)	Fund commenced operations on April 28, 2006.
(2)	Net of redemption fees of $9,154 and $2,637 for the year ended February 29, 2008 and period ended February 28, 2007 respectively.
(3)	Net of redemption fees of $51,562 and $7,496 for the year ended February 29, 2008 and period ended February 28, 2007 respectively.
(4)	Net of redemption fees of $23,495 and $558 for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.74	$20.00

Income from investment operations:
Net investment income	0.43 (2)	0.04	(3)
Net realized and unrealized gain (loss) on investments	(2.18)	1.71

Total from investment operations	(1.75)	1.75

Less distributions paid:
From net investment income	(0.32)	(0.01)
From net realized gain on investments	(0.35)	—

Total distributions paid	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	— (4)	—	(4)

Net Asset Value, End of Period	$19.32	$21.74

Total return(5)	(8.24)%	8.73	%(6)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$70,835	$50,624
Ratio of expenses to average net assets(7)	1.59%	1.75	%(8)
Ratio of net investment income to average net assets(7)	1.96%	0.34	%(8)
Portfolio turnover rate	36.20%	10.27	%(6)

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers, reimbursement, and recovery of expenses by Advisor. Without waivers, reimbursement, and recovery of expenses, the ratio of expenses to average net assets would have been 1.58% and 1.79%, and the ratio of net investment income to average net assets would have been 1.97% and 0.30%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.62	$20.00

Income from investment operations:
Net investment income (loss)	0.26 (2)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	(2.15)	1.66

Total from investment operations	(1.89)	1.62

Less distributions paid:
From net investment income	(0.19)	—
From net realized gain on investments	(0.35)	—

Total distributions paid	(0.54)	—

Paid-in capital from redemption fees (Note 2)	0.01	—	(4)

Net Asset Value, End of Period	$19.20	$21.62

Total return(5)	(8.85)%	8.10	%(6)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$74,767	$48,369
Ratio of expenses to average net assets(7)	2.33%	2.50	%(8)
Ratio of net investment income (loss) to average net assets(7)	1.21%	(0.40	)%(8)
Portfolio turnover rate	36.20%	10.27	%(6)

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)

Net of waivers, reimbursement, and recovery of expenses by Advisor. Without waivers, reimbursement, and recovery of expenses, the ratio of expenses to average net assets would have been 2.33% and 2.54%, and the ratio of net investment income (loss) to average net assets would have been 1.22% and (0.44)%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$21.76	$20.00

Income from investment operations:
Net investment income	0.44 (2)	0.06	(3)
Net realized and unrealized gain (loss) on investments	(2.15)	1.73

Total from investment operations	(1.71)	1.79

Less distributions paid:
From net investment income	(0.37)	(0.03)
From net realized gain on investments	(0.35)	—

Total distributions paid	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	0.01	—	(4)

Net Asset Value, End of Period	$19.34	$21.76

Total return	(8.04)%	8.94	%(5)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$104,476	$39,481
Ratio of expenses to average net assets(6)	1.35%	1.50	%(7)
Ratio of net investment income to average net assets(6)	2.02%	0.60	%(7)
Portfolio turnover rate(5)	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than one cent per share.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers, reimbursement, and recovery of expenses by Advisor. Without waivers, reimbursement, and recovery of expenses, the ratio of expenses to average net assets would have been 1.34% and 1.54%, and the ratio of net investment income (loss) to average net assets would have been 2.03% and 0.56%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(7)	Annualized

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

February 29, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Options are valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $84,165 were charged by the Fund during the year ended February 29, 2008.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 29, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At February 29, 2008, the fiscal years 2007 through 2008 remain open to examination in the Fund’s major tax jurisdictions.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157

defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2008	Period Ended February 28, 2007
Ordinary Income	$4,623,132	$42,319
Long-Term Capital Gain	$3,132,032	—

As of February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$287,634,392

Gross tax unrealized appreciation	17,003,131
Gross tax unrealized depreciation	(45,795,815)

Net tax unrealized depreciation	(28,792,684)

Undistributed ordinary income	4,294,879
Undistributed long-term capital gain	1,001,745

Total distributable earnings	5,296,624

Other accumulated losses	(438,753)

Total accumulated losses	$(23,934,813)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the year ended February 29, 2008, the Fund accrued expenses of $180,615 and $544,464 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $181,488 for Class C for shareholder servicing. As of February 29, 2008, $7,257 and $19,478 of the distribution fee for Class A and C, respectively, and $49,139 of the shareholder servicing fee for Class C was available for future eligible 12b-1 and shareholder servicing expenses. The amount of fees the Fund paid to Quasar Distributors, LLC for underwriting and advertising review fees during the year ended February 29, 2008 was $20,794.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the year ended February 29, 2008, expenses of $22,132 were recouped by the Adviser from the Fund.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2010	$18

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 29, 2008	Period Ended February 28, 2007(1)
Shares Sold	2,062,904	2,476,844
Shares issued to holders in reinvestment of distribution	111,351	568
Shares Redeemed	(836,188)	(149,284)

Net Increase	1,338,067	2,328,128

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 29, 2008	Period Ended February 28, 2007(1)
Shares Sold	2,008,261	2,278,466
Shares issued to holders in reinvestment of distribution	95,840	—
Shares Redeemed	(446,500)	(41,048)

Net Increase	1,657,601	2,237,418

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 29, 2008	Period Ended February 28, 2007(1)
Shares Sold	4,292,114	2,021,249
Shares issued to holders in reinvestment of distribution	142,630	1,322
Shares Redeemed	(846,063)	(207,972)

Net Increase	3,588,681	1,814,599

(1)	The Fund commenced operations on April 28, 2006.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 29, 2008, were $216,385,808 and $71,298,937 respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Options Written

Transactions in options written during the year ended February 29, 2008 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year -	6,195	$840,344
Options written -	90,656	14,913,681
Options terminated in closing transactions -	(5,668)	(789,541)
Options exercised -	(5,632)	(1,115,000)
Options expired -	(34,883)	(5,745,013)

Outstanding, end of year -	50,668	$8,104,471

Put Options
	Contracts	Premiums
Outstanding, beginning of year -	—	$—
Options written -	500	63,994
Options terminated in closing transactions -	—	—
Options exercised -	(500)	(63,994)
Options expired -	—	—

Outstanding, end of year -	—	$—

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Snow Capital Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Snow Capital Opportunity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of February 29, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

April 15, 2008

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 81% of its ordinary income distribution for the years ended February 29, 2008 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 29, 2008, 73% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designated 23% of the taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-766-9363 (877-Snowfund).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Drska 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger* 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Kathleen Osland 615 East Michigan Street Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 East Michigan Street Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004-present); UMB Investment Services Group (2000-2004).	N/A	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed May 9, 2007.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the audit committee financial expert and is considered to be independent in accordance with SEC Rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2008	FYE 2/28/2007
Audit Fees	21,525	20,500
Tax Fees	3,300	3,150

There were no audit-related fees billed in the last fiscal year for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 9, 2007.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 7, 2008